UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2018

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
141 Front Street
Hamilton HM 19
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

On August 1, 2018, Aspen Insurance Holdings Limited (“Aspen” or the “Company”) issued a press release announcing results for the quarter and six months ended June 30, 2018, which is filed and attached hereto as Exhibit 99.1. In addition, a copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter and six months ended June 30, 2018 is furnished and attached hereto as Exhibit 99.2.

Section 5 – Corporate Governance

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

As part of its regular review of the Company’s corporate governance policies, the Company’s Board of Directors approved amendments to the Company’s Code of Business Conduct and Ethics (the “Code of Conduct”) on August 1, 2018. In line with referencing all of the Company’s material policies in the Code of Conduct, the revised Code of Conduct now includes a description of the Company’s Financial Crime Policy and Notification Procedures. In addition, the Code of Conduct has been revised to account for recent changes to data privacy legislation in Europe.

The description of the amendments to the Code of Conduct contained in this report is qualified in its entirety by reference to the full text of the Code of Conduct which is filed and attached hereto as Exhibit 14.1. The Code of Conduct, as amended, is available in the Corporate Governance section of the Company’s website at www.aspen.co.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On August 1, 2018, Aspen issued a press release announcing results for the quarter and six months ended June 30, 2018, which is filed and attached hereto as Exhibit 99.1. A copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter and six months ended June 30, 2018 is furnished and attached hereto as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Unless otherwise specified above, the following exhibits are furnished as part of this report:

14.1 Code of Business Conduct and Ethics, as amended on August 1, 2018.
99.1 Press Release of the Registrant, dated August 1, 2018.
99.2 Earnings Release Supplement for the quarter and six months ended August 1, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: August 1, 2018	By:	/s/ Scott Kirk
	Name:	Scott Kirk
	Title:	Chief Financial Officer

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